INVESTMENT IN ASSOCIATED COMPANY	6 Months Ended
Jun. 30, 2020
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENT IN ASSOCIATED COMPANY	INVESTMENT IN ASSOCIATED COMPANY
In October 2019, the Company announced that FMSI and Clean Marine AS had entered into a term sheet pursuant to which the entities would effect a business combination to create a leading provider of EGCS. In order to facilitate the merger a new holding company, FMS Holdco, was established into which the former shareholders of FMSI contributed their shareholdings in FMSI in exchange for shares in FMS Holdco. As a result of this transaction, the Company owned 28.9% of the issued share capital of FMS Holdco. FMSI was subsequently sold to Clean Marine AS by FMS Holdco as a result of the merger in exchange for 50% of the issued share capital of Clean Marine AS. The merger completed on January 23, 2020. Furthermore, the Company acquired an additional stake in FMS Holdco from another shareholder for $0.8 million. Following the transactions, Frontline owns an effective 17.34% interest in Clean Marine AS through its 34.7% equity interest in FMS Holdco, which is accounted for under the equity method.

A share of losses of FMS Holdco of $2.6 million was recognized in the six months ended June 30, 2020.

In January 2020, the joint venture agreement with Golden Ocean and companies in the Trafigura Group to establish a leading global supplier of marine fuels was completed. As a result, Frontline took a 15% interest in the joint venture company, TFG Marine, and made a $1.5 million shareholder loan to TFG Marine. Frontline concluded that it is able to exercise significant influence over TFG Marine as a result of its equity shareholding and board representation and therefore its investment is accounted for under the equity method.

A share of results of TFG Marine of $1.1 million was recognized in the six months ended June 30, 2020.